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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the use in this Prospectus constituting part of this Registration Statement on Form S-1 of our report dated June 30, 1999 relating to the consolidated financial statements of Sage, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ PricewaterhouseCoopers LLP
San Jose, California
October 7, 1999